Exhibit 99.1

1 ICR Conference January 2022

Forward Looking Statements

This presentation contains forward-looking statements that involve risks and uncertainties, including statements regarding the Company's long-term positioning and growth strategies and the expected benefits of those strategies; projected business by business segment and projected U.S. eCommerce sales by category; elements of the Company's sourcing strategy; sustainability goals; the expected impact of investments in digital and AI capabilities; expected expansion, and timing of such expansion, in number of Kohl's stores carrying Lands' End products and swimwear assortment; timing of planned launch with QVC; expected benefits of Third Party expansion; timing of collaborations; expectations regarding recovery in National Accounts and School Business, both within the Outfitters business; strategy and expected benefits of the promotional and customization business within the Outfitters business; timing and benefits of the planned implementation of the Warehouse Management System; and Company's fiscal 2026 financial targets, assumptions and drivers, including revenue growth rates, as well as targeted earnings per share, and related drivers of gross margin expansion and improved sales, general and administrative expense rate. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the impact of COVID-19 on operations, customer demand and the Company's supply chain, as well as its consolidated results of operation, financial position and cash flows; further disruption in the Company's supply chain, including with respect to its distribution centers, third-party manufacturing partners and logistics partners, caused by limits in freight capacity, port congestion, other logistics constraints, and closure of certain manufacturing facilities and production lines due to COVID-19; the Company may be unsuccessful in implementing its strategic initiatives, or its initiatives may not have their desired impact on its business; the Company may be unsuccessful in growing its Lands' End marketplace or Third Party distribution channel; the Company's ability to offer merchandise and services that customers want to purchase; changes in customer preference from the Company's branded merchandise; the Company's results may be materially impacted if tariffs on imports to the United States increase and it is unable to offset the increased costs from current or future tariffs through pricing negotiations with its vendor base, moving production out of countries impacted by the tariffs, passing through a portion of the cost increases to the customer, or other savings opportunities; customers' use of the Company's digital platform, including customer acceptance of its efforts to enhance its eCommerce websites, including the Outfitters website; customer response to the Company's marketing efforts across all types of media; the Company's maintenance of a robust customer list; the Company's retail store strategy may be unsuccessful; the Company's relationship with Kohl's may not develop as planned or have its desired impact; the Company's dependence on information technology and a failure of information technology systems, including with respect to its eCommerce operations, or an inability to upgrade or adapt its systems; fluctuations and increases in costs of raw materials as well as fluctuations in other production and distribution-related costs; impairment of the Company's relationships with its vendors; the Company's failure to maintain the security of customer, employee or company information; the Company's failure to compete effectively in the apparel industry; legal, regulatory, economic and political risks associated with international trade and those markets in which the Company conducts business and sources its merchandise; the Company's failure to protect or preserve the image of its brands and its intellectual property rights; increases in postage, paper and printing costs; failure by third parties who provide the Company with services in connection with certain aspects of its business to perform their obligations; the Company's failure to timely and effectively obtain shipments of products from its vendors and deliver merchandise to its customers; reliance on promotions and markdowns to encourage customer purchases; the Company's failure to efficiently manage inventory levels; unseasonal or severe weather conditions; the adverse effect on the Company's reputation if its independent vendors do not use ethical business practices or comply with applicable laws and regulations; assessments for additional state taxes; incurrence of charges due to impairment of goodwill, other intangible assets and long-lived assets; the impact on the Company's business of adverse worldwide economic and market conditions, including economic factors that negatively impact consumer spending on discretionary items; potential indemnification liabilities to Sears Holdings pursuant to the separation and distribution agreement in connection with the Company's separation from Sears Holdings; the ability of the Company's principal shareholders to exert substantial influence over the Company; potential liabilities under fraudulent conveyance and transfer laws and legal capital requirements; and other risks, uncertainties and factors discussed in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2021. The Company intends the forward-looking statements to speak only as of the time made and does not undertake to update or revise them as more information becomes available, except as required by law.

LANDS' END
let's get comfy®
2

3 Our Mission A more comfortable world. Create products that make lives better, improve whenever possible and, above all else, work tirelessly to satisfy the needs of our customers, our employees and their families. At Lands’ End we make clothes that fit Every Body

4 Why we do what we do. Where we stand in the marketplace. What we do. How we do what we do. Let’s Get Comfy OUR PURPOSE An American family lifestyle brand. Inspired by life lived with purpose. OUR POSITIONING Timeless Quality. Products with Purpose. Trusted Service. Family Spirit. OUR CORE VALUES Product innovation. Direct Merchant value. Functionally Superior. Inspired by a focus on customer and employee first. OUR DIFFERENCE Our Brand

5 Lands’ End: Attractive Positioning in the Market Growing and Loyal Customer Base Diversified Distribution Model Digitally Driven Culture and Approach Attractive Financial Profile Merchandising Strategy Focused on Key Items

Our Business & Categories 63% 15% 14% OUTERWEAR 9% HOME 10% MENS 17% International Outfitters Retail 3% US eComm eComm Third Party* 5% SWIM 17% KIDS 10% FOOTWEAR/ ACCESSORIES 8% US eComm Product Splits 6 All Figures Based on 2021 Projections * Currently reflects business through Kohl’s and Amazon WOMENS 29%

LET'S GET COMFY

KEY FRANCHISE ITEMS

ONE CLOSET / WE FIT EVERY BODY

OWN THE WATER



- Tugless One Piece
- Swim Tee
- Board Short
- Tankini

OWN THE WEATHER



- Snap Neck Fleece
- T100 Fleece
- Squall
- Ultralight Packable Down
- Expedition

LAYERS



- Supima Knits
- Super Tee
- Sport Knit
- Starfish
- Serious Sweats

LANDS' END
let's get comfy

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8 Focus on Sustainability In 2022 By 2023 By 2025 100% of cotton fibers purchased from more sustainable sources by 2025 30% of products using water saving manufacturing techniques in 2022 100% of Lands’ End products currently use Responsible Sourced Down 100% of polyester fibers to be from a recycled source by 2025 100% of packaging and labels to be sourced sustainably by 2025 Create a viable circular product component by 2023 Traceable Down Water Conservation Circularity Recycled Polyester Label and Packaging Sustainable Cotton Achieved GOALS:

9 Positioned for Long Term Growth Increased Brand Reach: Growing customer base through Lands’ End platform in the US and Internationally, and rapidly growing business through Third Party partnerships introducing millions of customers to the Lands’ End brand Loyal Customer Base: Long - tenured customer base making multiple purchases per year, with new generation of customers being efficiently targeted through effective online marketing and engagement Unwavering Focus on Quality and Fit: Long - standing commitment to providing high - quality basics, swimwear and outerwear for the whole family Enhanced Go - To - Market Approach in Outfitters: New strategy to grow share of wallet with existing business customers, and attract new business customers, with enhanced B2B platform and broader range of customizable goods Digital Investments: Digital and AI investments creating efficiencies in inventory management, superior customer experience and dynamic promotion model, supporting enhanced service levels and margin improvement

Grow & Expand with Product Adjacencies Performance / Active Intimates & Underwear We Fit Every Body Product With a Purpose Swim 10 Sleep / Lounge One Closet Size Inclusivity Body Positivity Uni Ticket Pricing Known for Fit

DIGITAL DRIVERS FOR ORGANIC GROWTH MEET HER Where She Is 01 CREATE FOR HER Relevant, Personalized Content 02 MAKE IT EASY FOR HER By Building For What She Values 03 11

THE LANDS’ END CUSTOMER 85% Female. Majority are married, half with kids at home Best customers are Boomers, New are GenX Highly values comfort, good fit, versatility and an easy shopping experience College educated, high household income Loves family, travel, pets, gardening, cooking, light exercise Very “Lands’ End Loyal” Favored social media channels: YouTube, Facebook, Pinterest, Instagram GenX + Boomers represent 69 million US households 12

MEET HER WHERE SHE IS Paid Search Purchase consideration mindset is high. When she’s searching for a swimsuit, she is ready to buy Optimize PLA, leverage additional Google ad units (YouTube, Discovery) Paid Social Media Target a mix of brand awareness & purchase consideration Focus on engagement, not followers 13

CREATE FOR HER Personalized Ads, Relevant Content Grow SEO with fresh, enriched content Leverage digital assets (copy, product photos, user generated content, etc) + AI to target customer with a dynamic message Let’s Get Comfy! 30% Off 14 Same product, but variable & targeted customer content We Fit Every Body

MAKE IT EASY FOR HER Quick & Easy Purchase, Self - Service Continues to be driven by mobile, search and speed Demonstrate inclusivity Single pricing across size ranges Models in reg, plus, big & tall Purchase assurance One - click purchase Visible delivery windows Customer self - service 15

16 Lands’ End Third Party Lands’ End in Kohl’s Lands’ End on Amazon Seasonal assortment in select Kohl’s stores, and full assortment available on Kohls.com Successful launch of program in 2020 has led to presence in 300 stores Expected expansion to 500 stores in 2022 Planning for additional stores for swim assortment in 2023 Customers acquired through Amazon tend to be slightly younger and a higher percentage are male than our direct customers ~75% of consumers surveyed in 2020 thought it was important for us to be on Amazon Planned launch with QVC in 2022 … Continuing to explore incremental partnerships with best - in - class retailers in order to expand the reach of our brand to customers Third Party partnerships expanding customer reach … Only 1 out of 4 Customers are active Lands’ End customers

OUR HOMELAND IS THE HEARTLAND FALL 22 LAUNCH KEY PRODUCT CATEGORIES WOVEN SHIRTS DENIM OUTERWEAR KNIT TOPS SLEEPWEAR 17

Lands' End Outfitters


33%
33%
34%

School Businesses

- Full range of school uniform items available
- >4.5K schools currently partnering with Lands' End across the United States
- Largely recovered from 2020 COVID impact.

Small and Medium Businesses

- 150K accounts currently partnering with Lands' End across the United States, with 22K unique online store fronts
- Focus on business uniforms, and other customized, company-branded goods such as luggage, drinkware, stationery and leisure products

National Accounts

- Collaborate with large businesses to deliver high-quality uniform solutions under multi-year contracts
- Business heavily impacted during COVID-19 given travel industry exposure; recovered faster than expected in 2021, but full recovery to be dependent on travel industry's continued recovery from COVID-19

DELTA CHASE AVIS American Airlines Hampton KWIK

All Figures based on 2021 Projections

LANDS' END
let's get comfy

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19 Outfitters Future Growth Typical Market Assortment Legendary Lands’ End Support Online ordering across all product and decoration types Market Representative Assortment Price points for varied budgets and organizations Significant Market Expansion Opportunity 70%/30% Market Mix Provide a seamless experience for Branded and Personalized apparel and hard goods Hard goods assortment expansion to align with typical market assortment Improved digital capabilities to provide a seamless customer experience

20 Recent Digitally Led Initiatives are Driving Growth Enterprise resource planning (ERP) system New Enterprise Order Management system Implementing New Warehouse Management System Strategic Infrastructure Continuously test and learn Actively listen to customer signals Optimize gross profit in product - level promotions Improve sell - through of seasonal products Artificial Intelligence & Machine Learning Easier checkout Improve Product Description Page Avatar technology 3D development Alternative payment options Increased self - service Enhanced Customer Experience

21 Fiscal 2026 Financial Targets and Long Term Drivers 10% Revenue CAGR Driven by the Following Growth Strategies: ▪ Global eCommerce Business Organic Growth ▪ Drive growth in the customer file with increased marketing productivity ▪ Optimize search engine data analytics focused on driving traffic and conversion ▪ Assuming revenue growth of mid single digit CAGR through 2026 ▪ Third Party Expansion ▪ Pursue incremental partnerships that expand our brand and customer base ▪ Continued store expansion at Kohl’s ▪ Expanding to 500 stores in 2022 ▪ Additional stores for swim assortment for 2023 ▪ Add QVC to Third Party Business; full launch planned in 2022 ▪ Assume revenue growing from 5% of total revenue to over 15% in 2026 ▪ Customization Transformation of Outfitters Business ▪ Provide a seamless customer experience for personalized apparel and hard goods ▪ Assume revenue growing from 15% of total revenue to 18% in 2026 Delivering EPS of $5.00 Driven by: ▪ Stable to Slight Gross Margin Expansion ▪ Optimize promotional productivity through Dynamic Promotion to help offset near term supply chain challenges and leverage longer term pricing strategies ▪ Improve inventory management through product lifecycle and strategic sourcing initiatives ▪ Improved SG&A Rate ▪ Leverage higher sales while continuing to pursue cost efficiencies through business process improvements ▪ Offset by increased marketing spend to drive brand awareness